UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 12, 2008

LaBRANCHE & CO INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15251	13-4064735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Whitehall Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 425-1144

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

On August 12, 2008, the Company dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm. Effective as of that date, the Company has appointed Rothstein, Kass & Company, P.C. (“Rothstein Kass”) to serve as the Company’s independent registered public accounting firm for the current fiscal year, which ends on December 31, 2008. The dismissal of KPMG and the engagement of Rothstein Kass were authorized and approved by the Audit Committee of the Board of Directors of the Company.

The audit reports of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2007 and 2006, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2007 and on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2007 and through the date of this report, there were: (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in its report; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. We have provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish us with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether KPMG agrees with the foregoing statements and, if not, stating the respects in which it does not agree with such statements.

Attached as Exhibit 16.1 is a copy of KPMG’s letter to the SEC, dated August 18, 2008, stating whether it agrees with the above statements.

During each of its two most recent fiscal years and the subsequent interim period through the date of this report, the Company did not consult Rothstein Kass with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from KPMG LLP to the SEC, dated August 18, 2008.

All other Items of this report are inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaBRANCHE & CO INC.

Date: August 18, 2008	By:	/s/ Jeffrey A. McCutcheon
	Name:	Jeffrey A. McCutcheon
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from KPMG LLP to the SEC, dated August 18, 2008.

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